SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 14, 2004


                                   VANS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              0-19402                            33-0272893
       ------------------------       ------------------------------------
       (Commission File Number)       (I.R.S. Employer Identification No.)


         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
               (Address of Principal Executive Offices) (Zip Code)


                                 (562) 565-8267
              (Registrant's Telephone Number, Including Area Code)



      ____________________________Not Applicable___________________________
          (Former Name or Former Address, if Changed Since Last Report)

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                                TABLE OF CONTENTS
                                -----------------



         Item 5.    Other Events and Regulation FD Disclosure

         Item 7.    Financial Statements and Exhibits


         SIGNATURES

Item 5.   Other Events and Regulation FD Disclosure

          On January 14, 2004, the Registrant issued the News Release attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits


(c) Exhibits
    --------

         The following exhibit is furnished with this Report:
         99.1  News Release of the Registrant, dated January 14, 2004













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VANS, INC.
                                           ------------
                                           (Registrant)

Date:  January 14, 2004                     By    /s/ Craig E. Gosselin
                                                  ----------------------------
                                                      Craig E. Gosselin
                                                      Senior Vice President
                                                      and General Counsel










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                                  Exhibit Index
                                  -------------

Exhibit                                                          Page No.
-------                                                          -------

 99.1   News Release of the Registrant, dated January 14, 2004